UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 1, 2007
                                                           --------------


                     National Atlantic Holdings Corporation
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             (Exact name of registrant as specified in its charter)

          New Jersey                     000-51127             223316586
     ---------------------             -------------         --------------
 (State or other jurisdiction           (Commission         (I.R.S. Employer
       of incorporation)                File Number)      Identification No.)

     4 Paragon Way, Freehold, New Jersey                     07728
      ---------------------------------                    -----------
  (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: 732-665-1100

                                 Not Applicable
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           Former name or former address, if changed since last report



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events.

On March 1, 2007, National Atlantic issued a correction to its fourth quarter and year-end 2006 press release issued on February 28, 2007. The original release contained an error in the Company's 2006 versus 2005 premiums by line of business comparison for the year 2005. The press release with the corrected information is attached as an exhibit. On February 28, 2007, the original press release was also filed on Form 8-K, which this 8-K/A is amending.


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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       National Atlantic Holdings Corporation

March 2, 2007
                                       By: Frank J. Prudente
                                       --------------------------------
                                       Name: Frank J. Prudente
                                       Title: Executive Vice President,
                                       Treasurer and Chief
                                       Accounting Officer
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                                  Exhibit Index

Exhibit No.           Description
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  99.1                National Atlantic Press Release Dated 3/1/2007

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